UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2006

ANHEUSER-BUSCH COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-577-2000

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2006, Registrant issued a press release announcing its financial results for the first quarter of 2006. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99 - Press Release issued by Registrant dated April 26, 2006, reporting Registrant’s financial results for the first quarter of 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
(Registrant)

BY:/s/ John F. Kelly
John F. Kelly
Vice President and Controller

April 26, 2006
       (Date)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued by Registrant dated April 26, 2006, reporting Registrant’s financial results for the first quarter of 2006.